SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 11, 2000
(Date of earliest event reported)

Commission File No. 333-62547




                        Asset Backed Funding Corporation
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       Delaware                                                 75-2533468
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    (State of Incorporation)                                 (I.R.S. Employer
                                                           Identification No.)


    100 North Tryon Street
    Charlotte, North Carolina                                       28255
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    Address of principal executive offices                        (Zip Code)



                                 (704) 386-2400
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                    Registrant's Telephone Number, including area code


                       NationsBanc Asset Securities, Inc.
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events

            On December 21, 1999, Asset Backed Funding Corporation (the "Corporation"), sold Asset Backed Funding Certificates, Series 1999-1, Class A-1A, Class A-1F, Class, A-2F, Class M-1, Class M-2 and Class B (the "Offered Certificates"), having an aggregate original principal balance of $125,712,000.00. The Offered Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Agreement"), among the Corporation, as depositor, C-BASS, as seller, Litton Loan Servicing, LP ("Litton"), and The Chase Manhattan Bank, as trustee, a copy of which is filed as an exhibit hereto. Asset Backed Funding Certificates, Series 1999-1, Class BB, Class X and Class R (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced beneficial ownership interests in a trust (the "Trust"), consisting primarily of (i) two groups of mortgage loans, each divided into two subgroups consisting of fixed-rate and adjustable-rate mortgage loans, secured by mortgages creating first liens on one- to four-family properties, (ii) a primary mortgage guaranty insurance policy issued by Mortgage Guaranty Insurance Corporation and (iii) certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 7.     Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-4) Pooling and Servicing Agreement, dated as of November 1, 1999, among Asset Backed Funding Corporation, C-BASS, Litton Loan Servicing, LP and The Chase Manhattan Bank, as trustee.

(EX-99.1)                            Mortgage Guaranty Insurance Policy
                                     issued by Mortgage Guaranty Insurance
                                     Corporation.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


January 11, 2000

                                   By:     /s/ Bob Perret
                                       ---------------------------------------
                                   Name:  Bob Perret
                                   Title: Senior Vice President




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                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-4)                  Pooling and Servicing Agreement,              E
                        dated as E of October 1, 1999, among
                        Asset Backed Funding Corporation,
                        C-BASS, Litton Loan Servicing, LP
                        and The Chase Manhattan Bank, as
                        trustee.


(EX-99.1)              Mortgage Guaranty Insurance Policy              E
                       issued by Mortgage Guaranty Insurance
                       Corporation.